BANNER CORPORATION

First Quarter 2022


Photo by
Siti Alimah

Photo by
Yvonne McDonald

Photo by
Maria DeVecchio

Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 20, 2022, as well as the Form 10-K for the year ended December 31, 2021. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

First quarter 2022 highlights

- Loan growth of 1.1% (4.6% annualized), not including PPP
- Total loan originations (excluding HFS) were $1.1 billion
- Core deposits grew 1.7% (7.1% annualized), and represent 94% of total deposits
- $7.0 million recapture of the provision for credit losses; Allowance for credit losses – loans was 1.38% of total loans
- Non-performing assets decreased to 0.11% of total assets
- PPP loans now account for less than 1% of total loans
- Banner Forward project is on track
- 7 branches consolidated during the quarter, announced the sale of 4 additional
- Announced dividend of $0.44 per share to be paid in May 2022

Banner Forward progress update



Operating Leverage Trend 1
Millions
$140
$130
$120
$110
$100
$90
$80
$70
$60
2,200
2,150
2,100
2,050
2,000
1,950
1,900
1,850
1,800
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Core Expense
Core Revenue
FTE



Banner Forward Program Initiative Implementation Status 2
44%
0%
25%
50%
75%
100%

[1] Core Expense reflects non-core expense adjustments including restructuring costs and legal settlements; Core Revenue excludes residential mortgage gain on sale and SBA PPP Loan interest income (see slide 24 for reconciliation)
[2] Banner Forward Initiative Implementation Status is measured as the overall percentage of targeted annualized pre-tax pre provision income program value recognized to date

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$16.8B
Deposits	$14.5B
Loans	$ 9.2B
Offices	141
Employees	1,950



CANADA
WA
MT
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Environmental, Social & Governance

Program highlights and overview

With Board of Directors' oversight, Banner's Executive Management and its ESG Working Group are committed to providing transparency in our efforts and achievements in ESG matters.

Environmental

- Provided and participated in construction loans for clients developing green and zero-energy building projects.
- Provided commercial loans for clients providing environmentally responsible products and services, such as renewable energy solutions, compost processing, nature conservancy, forest reclamation, and for clients leveraging alternative approaches to reduce the use of chemicals and the production of harmful greenhouse gasses.
- Environmental Risk Officer reviews various environmental due diligence reports prepared for relevant lending projects as part of the underwriting process to assess conformance with our risk tolerance guidelines.
- Developed a Mortgage Loan Program targeted toward consumers whose home will generate and store all its required energy using renewable resources.

Social

- Received an Outstanding Rating on our most recent Community Reinvestment Act Performance Evaluation by the FDIC, recognizing achievements towards meeting the needs of our communities.
- Made a $1 million equity investment in Broadway Federal Bank (now City First Bank), the largest Black-led Minority Depository Institution in the U.S.
- Created the Banner Small Business Opportunity Fund with initial $1.5 million investment to support minority owned small businesses and businesses located in economically disadvantaged communities (selected three Community Development Financial Institutions to facilitate).
- Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity.

Governance

- The Board has assembled a strong team of individuals with diverse backgrounds and experiences. Since 2018, the Board has consistently included at least three female directors; currently, two of our Board Committee Chairs are women. The Board also includes four individuals who identify as racial or ethnic minorities, one of whom is a Committee Chair.
- Adopted a Code of Ethics that incorporates corporate governance best practices, and is applicable to directors, officers and employees. All employees are required to complete ethics training on an annual basis, and all directors are required to certify annually that they have read and understand the Code of Ethics and agree to abide by its terms.
- Use a third party website and hotline complaint service to facilitate whistleblower complaints, which may be made anonymously.

Building value at Banner

BANNER CORPORATION

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.6	11%*
Oregon	4.3	4.6	8%*
Idaho	1.8	2.1	16%*
California	39.6	40.7	3%
Region	53.4	55.9	5%
United States	*329.5*	*346.1*	*5%*

* Among the fastest growing in the country

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
13th
4th
2nd
22nd
26th
0%
5%
10%
15%
20%
25%



CANADA
WA
MT
ID
OR
WY
NV
UT
CA
AZ
MEXICO
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
Boise
Medford
Sacramento
Los Angeles
San Diego
90
5
84
80
15
70
40
17
10
8

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

Growing revenue

Our super community bank value proposition
Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3 year examination cycle

Best in Customer Satisfaction for Retail Banking in the Northwest*
J.D. Power 2022

Consistent recipient of highest rating
BauerFinancial 5-Star Rating™

A Top 50 U.S. Public Bank (with assets of $10B+)
S&P Global Market Intelligence - 2021

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

2020 A+ Health Grade
DepositAccounts.com/LendingTree

Recognized by Forbes (6th consecutive year)
2017-2022 "America's 100 Best Banks" and 2020-2022 "World's Best Banks"

Top SBA lender
"Regional Lender of the Year" — Seattle/Spokane District 2013-2020
"Star Performer" — Portland District 2016-2020
"National Lender Recognition Award" — Sacramento District 2015-2019

* Banner Bank received the highest score in the Northwest Region of the J.D. Power 2022 U.S. Retail Banking Satisfaction Study of customers' satisfaction with their primary bank. Visit jdpower.com/awards for more details.

Growing revenue

Grow core revenue[1]

Quarter Ending	Quarter Amount	LTM Amount
3/31/22	$ 138M	$ 584M
12/31/09	$ 45M	$ 177M



Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Grow noninterest income[2]

Quarter Ending	Quarter Amount	LTM Amount
3/31/22	$ 18.9M	$ 86.5M
12/31/09	$ 6.6M	$ 31.1M



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
30
25
20
15
10
5
0
28%
24%
20%
16%
12%
8%
4%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

[1] Excludes net gain/loss on sale of securities and change in valuation of financial instruments carried at fair value.

[2] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Low Cost Funding Mix

03/31/2022


Certificates of Deposit
5%
FHLB, Sub Debt & Other
3%
Non-Interest Bearing
44%
Interest Bearing and Savings
48%

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	6,421	0
Interest Bearing	7,166	6
CDs	825	47
FHLB & Other	500	174
Total	14,913	12

Earning Asset Mix

3/31/2022


Interest-bearing Deposits
11%
Loans
59%
Securities
30%
0%
PPP Loans

$ Millions	Avg Bal	Yield (in bps)
Loans	9,072	442
PPP Loans	89	1273
Securities	4,561	202
Int-bearing Deposits	1,698	20
Total	15,420	329

Loan Repricing Structure

3/31/2022


Adjustable:
4.14% Yield
36%
Fixed:
4.07% Yield
37%
27%
Floating:
3.98% Yield

63% of the loan portfolio is floating/adjustable

63% of the floating/adjustable loans have floors

55% of the loans that have floors are at the floor

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	% of Total
03/31/22	$13,723M	94%
12/31/09	$ 1,924M	50%

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
03/31/22	$ 2.1M	0.06%	$ 10.2M	0.07%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
16
14
12
10
8
6
4
2
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Loan Yield
Deposit Cost
Loan-Deposit Spread
7%
6%
5%
4%
3%
2%
1%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Protecting net interest margin



50%
40%
30%
20%
10%
0%
-10%
-20%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
Billions
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
03/31/22	$ 119 M	3.12%	$498 M	3.27%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation



6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

	Three Months Ended March 31, 2022		
	As Reported	Excluding PPP	Difference
Loan Yield	4.50%	4.42%	0.08%

$2.0 million in remaining unamortized fees on PPP loans

Well positioned for rising rates and conservative investment portfolio

12 Month Net Interest Income Shock ($MM), % Change



600
550
500
450
400
20%
15%
10%
5%
0%
-5%
482
488
499
534
557
574
582
-3.4%
-2.1%
0.0%
7.2%
11.6%
15.1%
16.7%
-50 bps
-25 bps
Base
+100 bps
+200 bps
+300 bps
+400 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 3/31/22

Investment Portfolio Composition ($4.19 billion)



CMO, $1,122, 26.8%
MBS, $1,080, 25.8%
CMBS, $830, 19.8%
Municipal, $610, 14.6%
ABS, $206, 4.9%
Agency, $195, 4.7%
Corp, $145, 3.5%
Other, $3, 0.1%

82% of investments are Agency MBS/CMO or AAA rated

3.3% non-rated investments, principally CRA investments

Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive.

Quarterly New Purchases: Duration



8.00
6.00
4.00
2.00
0.00
4.72
4.20
4.50
5.62
2.33
2.48
5.47
5.90
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Duration on New Purchases
Avg Effective Duration

Quarterly New Purchases: Yields



4.00%
3.00%
2.00%
1.00%
0.00%
2.14%
2.09%
2.13%
2.22%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
New Purchases Book Yield
New Purchases Tax Effective Yield
Avg Tax Effective Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense		
Quarter Ending	Quarter Amount	LTM Amount
3/31/22	$ 85 M	$346 M
12/31/09	$ 31 M	$132 M



100%
90%
80%
70%
60%
50%
Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
Other
Information
Occupancy
Compensation
Efficiency Ratio
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		REO	
	Amount	% of TA	Amount	% of TA
03/31/22	$ 19 M	0.20%	$ 0 M	0.00%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
Real Estate Owned
Nonperforming Loans
ACLL
350
300
250
200
150
100
50
0
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Allowance for credit losses



Day 1 CECL adjustments
Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
1.90 %
1.69 %
1.48 %
1.45 %
1.39 %
1.38 %
1.16 %
% ACL-Loans excluding PPP
% ACL-Loans
$103
$181
$145
$139
2019-Q4
Day 1
Portfolio
Economy
Net C/O
Provision
2020-Q4
Portfolio
Economy
Net C/O
Provision
2021-Q4
Portfolio
Economy
Net C/O
Provision
2022-Q1

ACL - Loans	100.6	7.8	(8.0)	66.9	(5.4)	64.3	167.3	1.9	(37.1)	(2.1)	(33.1)	132.1	1.5	(8.1)	0.7	(7.4)	125.5
ACL - Unfunded Commitments	2.7	7.0	0.2	3.3	0.0	3.6	13.3	1.8	(2.6)	0.0	(0.9)	12.4	0.9	(0.5)	0.0	0.4	12.9
ACL - HTM Securities	0.0	0.1	0.1	(0.0)	0.0	0.0	0.1	0.0	0.3	(0.3)	0.6	0.4	0.4	(0.4)	0.0	(0.0)	0.4
Total ACL	103.3	14.9	(7.7)	70.2	(5.4)	67.9	180.7	3.7	(39.4)	(2.3)	(33.4)	145.0	2.8	(9.0)	0.7	(7.0)	138.8

-----2020----- -----2021----- -----2022-----

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended		
	Mar 31, 2022	Dec 31, 2021	Mar 31, 2021
Income before provision for income taxes (GAAP)	$ 53,847	$ 59,442	$ 57,657
(Recapture)/Provision for credit losses	(6,961)	(5,243)	(9,251)
Pretax pre provision earnings (non-GAAP)	46,886	54,199	48,406
Exclude net gain on sale of securities	(435)	136	(485)
Exclude net change in valuation for financial instruments carried at fair value	(49)	(2,721)	(59)
Exclude acquisition-related expenses	-	-	571
Exclude COVID-19 expenses	-	127	148
Exclude Banner Forward expenses	2,465	1,157	950
Exclude loss on extinguishment of debt	793	2,284	-
Adjusted pretax pre provision earnings (non-GAAP)	$ 49,660	$ 55,182	$ 49,531

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended					
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
REVENUE FROM CORE OPERATIONS						
Net interest income before provision for loan losses	$ 118,654	$ 121,530	$ 130,146	$ 127,554	$ 117,661	$ 121,437
Total non-interest income	19,427	24,474	25,334	22,336	24,272	23,509
Total GAAP revenue	138,081	146,004	155,480	149,890	141,933	144,946
Exclude net (gain) loss on sale of securities	(435)	136	(56)	(77)	(485)	(197)
Exclude change in valuation of financial instruments carried at fair value	(49)	(2,721)	(1,778)	(58)	(59)	(1,704)
Adjusted revenue (non-GAAP)	137,597	143,419	153,646	149,755	141,389	143,045
Exclude income from mortgage banking operations	(4,440)	(5,643)	(9,613)	(7,478)	(11,347)	(10,586)
Exclude interest income from PPP loans	(2,784)	(5,845)	(15,421)	(17,796)	(10,792)	(10,002)
Adjusted revenue from core operations (non-GAAP)	$ 130,373	$ 131,931	$ 128,612	$ 124,481	$ 119,250	$ 122,457
CORE EXPENSES						
Non-interest expense (GAAP)	$ 91,195	$ 91,805	$ 102,145	$ 92,624	$ 93,527	$ 95,556
Exclude acquisition related costs	-	-	(10)	(79)	(571)	(579)
Exclude COVID-19 expenses	-	(127)	(44)	(117)	(148)	(333)
Exclude Banner forward expenses	(2,465)	(1,157)	(7,592)	(1,905)	(950)	-
Exclude CDI amortization	(1,424)	(1,574)	(1,575)	(1,711)	(1,711)	(1,865)
Exclude state/municipal tax expense	(1,162)	(976)	(1,219)	(1,083)	(1,065)	(1,071)
Exclude REO gain (loss)	79	(49)	(53)	(118)	242	283
Exclude loss on extinguishment of debt	(793)	(2,284)		-	-	-
Adjusted non-interest expense (non-GAAP)	85,430	85,638	91,652	87,611	89,324	91,991
Exclude legal contingency expense	-	-	(4,000)	-	-	(2,500)
Core non-interest expense (non-GAAP)	$ 85,430	$ 85,638	$ 87,652	$ 87,611	$ 89,324	$ 89,491

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance
Clients by delivering super community bank service and products
Employees by offering opportunity and reward
Communities by providing capital and staying involved